UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMPLIFY ENERGY CORP.
(Exact name of registrant as specified in its charter)

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Your Vote Counts! AMPLIFY ENERGY CORP. 500 DALLAS STREET, SUITE 1700 HOUSTON, TX 77002 AMPLIFY ENERGY CORP. 2026 Annual Meeting Vote by June 2, 2026 11:59 PM ET You invested in AMPLIFY ENERGY CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2026. Vote Virtually at the Meeting* June 3, 2026 9:00 a.m., Houston Time Virtually at: www.cesonlineservices.com/ampy26_vm *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96098-P48696 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96099-P48696 1. Election of Directors Nominees: 1a. Deborah G. Adams For 1b. Clint Coghill For 1c. Daniel Furbee For 1d. Christopher W. Hamm For 1e. Todd R. Snyder For 2. To ratify the appointment, by the Audit Committee of our board of directors, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers. For 4. To approve the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan. For 5. To approve, by a non-binding vote, the frequency of stockholder advisory votes on the compensation of our named executive officers. 1 Year NOTE: To transact such other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof.